DELAWARE GROUP® EQUITY FUNDS II

Delaware Value® Fund (the "Fund")

Supplement to the Fund's Statutory Prospectus dated March 29, 2018

Effective the date of this supplement, the following replaces the information in the section entitled "Fund summary – Who manages the Fund? — Investment manager":

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
D. Tysen Nutt Jr.	Senior Vice President, Senior Portfolio Manager	July 2004
Robert A. Vogel Jr., CFA	Vice President, Senior Portfolio Manager	July 2004
Nikhil G. Lalvani, CFA	Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Equity	October 2006
Kristen E. Bartholdson	Vice President, Senior Portfolio Manager	December 2008

Effective the date of this supplement, the following replaces the biographical information in the section entitled "Who manages the Fund – Portfolio managers":

Portfolio managers

D. Tysen Nutt Jr., Robert A. Vogel Jr., Nikhil G. Lalvani, and Kristen E. Bartholdson have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. Nutt and Vogel assumed responsibility for the Fund in July 2004, Mr. Lalvani assumed responsibility for the Fund in October 2006, and Ms. Bartholdson assumed responsibility for the Fund in December 2008.

D. Tysen Nutt Jr. Senior Vice President, Senior Portfolio Manager
 D. Tysen Nutt Jr. is currently a senior portfolio manager for the firm's Large-Cap Value team. Before joining Macquarie Investment Management (MIM) in 2004 as senior vice president and senior portfolio manager, Nutt led the US Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor's degree from Dartmouth College, and he is a member of the CFA Society New York and the CFA Institute.

Robert A. Vogel Jr., CFA Vice President, Senior Portfolio Manager
 Robert A. Vogel Jr. is a senior portfolio manager for the firm's Large-Cap Value team. Prior to joining Macquarie Investment Management (MIM) in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor's and master's degrees in finance. He also earned an MBA with a concentration in finance from

The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Equity
 Nikhil G. Lalvani is senior portfolio manager and team leader for the firm's Large-Cap Value team. At Macquarie Investment Management (MIM) Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor's degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Kristen E. Bartholdson Vice President, Senior Portfolio Manager
 Kristen E. Bartholdson is a senior portfolio manager for the firm's Large-Cap Value team. Prior to joining Macquarie Investment Management (MIM) in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor's degree in economics from Princeton University.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated October 31, 2018.